J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Asia Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 15, 2012

to the Summary Prospectuses dated February 28, 2011, as supplemented

Effective February 17, 2012, the portfolio manager information for the JPMorgan Asia Equity Fund in the section titled “Management” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

JF International Management, Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Edward Pulling	2012	Managing Director
Howard Wang	2012	Managing Director
Pauline Ng	2009	Managing Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-AE-212